                                                                    EXHIBIT 4.01

NUMBER                                                                    SHARES
IWO

COMMON STOCK                                                        COMMON STOCK
                               [Interwoven Logo]

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY OR RIDGEFIELD PARK, NJ

         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  CUSIP 46114T 10 2

THIS CERTIFIES THAT                                   SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                   PRIVILEGES AND RESTRICTIONS
                                                             OF SHARES

IS THE OWNER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER
                                   SHARE, OF

                               INTERWOVEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER


                 [Interwoven Corporate Seal Delaware 7/22/99]


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY

               AUTHORIZED SIGNATURE

                               INTERWOVEN, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common               UNIF GIFT MIN ACT  --  ............. Custodian ................
TEN ENT  --  as tenants by the entireties                                 (Cust)                    (Minor)
JT TEN   --  as joint tenants with right of                            under Uniform Gifts to Minors
             survivorship and not as tenants                           Act.....................................
             in common                                                                 (State)
                                                UNIF TRF MIN ACT   --  ........ Custodian (until age .........)
                                                                        (Cust)
                                                                       ................ under Uniform Transfers
                                                                           (Minor)
                                                                       to Minors Act...........................
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                               X _______________________________________________
                               X _______________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.

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